Commitments, Contingencies and Guarantees (Tables)	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Contractual Obligations
Our contractual obligations as of December 31, 2017 can be summarized as follows:

Payments due by period	Total	1 year	2 year	3 year	4 year	5 year	After 5 years
(in millions)	EUR	EUR	EUR	EUR	EUR	EUR	EUR

Long-Term Debt Obligations, including interest expense [1]	3,439.7	84.1	56.9	57.5	56.9	555.0	2,629.3
Operating Lease Obligations	102.1	34.4	23.6	19.6	12.8	8.1	3.6
Purchase Obligations	3,335.0	2,754.1	453.4	92.2	12.5	11.2	11.6
Carl Zeiss SMT GmbH High-NA Funding Commitment	925.5	489.0	192.2	129.8	86.0	28.5	—
Total Contractual Obligations [2]	7,802.3	3,361.6	726.1	299.1	168.2	602.8	2,644.5

1.	See Note 15 Long-term debt for the amounts excluding interest expense.

2.	We have excluded unrecognized tax benefits for an amount of EUR 148.8 million as the amounts that will be settled in cash are not known and the timing of any payments is uncertain.